Summary Prospectus	March 11, 2015
Direxion Shares ETF Trust

Direxion Value Line® Conservative Equity ETF Shares: VLLV Hosted on NYSE Arca

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information, online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling 1-866-476-7523 or by sending an e-mail request to info@direxionshares.com, or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated March 7, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Direxion Value Line® Conservative Equity ETF (the “Fund”) seeks investment results, before fees and expenses, that track the Value Line® Conservative Equity Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). Investors purchasing shares in the secondary market may pay costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(2)	0.63%

Total Annual Fund Operating Expenses	1.08%
Expense Cap/Reimbursement	–0.50%

Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.58%

(1)

Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to cap all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2016, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.58% of the Fund’s daily net assets (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). Any expense cap is subject to reimbursement by the Fund within the following three years only if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

(2)	Other Expenses are estimated for the Fund’s current fiscal year.

Expense Example. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$59	$294

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets in the securities that comprise the Value Line® Conservative Equity Index (“Index”).

The Index is developed by Value Line Publishing LLC (“Value Line”) and calculated by the NYSE Group, Inc. As of February 25, 2015, the Index is composed of 140 U.S. securities selected using criteria based on Value Line’s proprietary Safety™ Ranking. The Safety™ Ranking measures the total risk of a stock and its defensive capability during an overall equity market downturn relative to the other stocks in the Value Line universe. The Value Line universe of Safety™-Ranked stocks is comprised of approximately 1,700 stocks. The Index is reviewed weekly by Value Line and a stock will be replaced if its Safety™ Ranking falls significantly. Index components may be replaced quarterly and the positions are re-weighted annually.

The Safety™ Ranking measures the volatility of each stock in the Value Line universe through its Price Stability Score and Financial Strength Rating. The Price Stability score for a stock is based on a ranking of the standard deviation of weekly percent changes in the price of the stock over the last five years. Standard deviation is the measure of dispersion of historical returns around a mean rate of return, and a lower standard deviation indicates less volatility.

The Financial Strength Rating is a measure of a company’s financial condition and Value Line reviews a number of balance sheet and income statement factors to assign a rating. These factors include, but are not limited to, a company’s long-term debt to total capital ratio, short-term debt, amount of cash on hand, the level of net income, the level and growth of sales over time, and the consistency of sales, profits and returns on capital and equity over an extended timeframe.

Components of the Index include companies in the consumer staples and healthcare industries. The component securities included in the Index have capitalizations ranging from $1.25 billion to $746.63 billion as of December 31, 2014. The components of the Index and the percentages represented by

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certain industries in the Index may change over time. The Fund will concentrate its investment (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Although the Fund intends to fully replicate the Index, at times the Fund may gain exposure to only a representative sample of the securities in the Index that have aggregate characteristics similar to those of the Index, including exchange traded funds (“ETFs”) and other investment companies. The Fund seeks to remain fully invested at all times consistent with its investment objective. If the Fund receives a creation unit in cash, the Fund repositions its portfolio in response to assets flowing into or out of the Fund. To the extent the Fund experiences regular cash purchases or redemptions of its shares, it may reposition its portfolio more frequently. Additionally, the impact of the Index’s movements will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has added or removed a security, the Fund’s portfolio may have to be re-positioned to account for this change to the Index.

Principal Investment Risks

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. The Adviser cannot guarantee that the Fund will achieve its investment objective. It is important that investors closely review all of the risks listed below and understand how these risks interrelate before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money invested in the Fund.

Adverse Market Conditions Risk — Because the Fund attempts to track the performance of the Index, its performance will suffer during conditions in which the Index declines.

Consumer Staples Sector Risk — The Fund may invest in the securities of companies in the consumer staples sector. Companies in the consumer staples sector are subject to government regulations affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods, changing consumer tastes, marketing campaigns and other factors affecting consumer demand. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity Securities Risk — Investments in publicly issued equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time and that may be more volatile than those of other asset classes.

Healthcare Sector Risk — The Fund invests in the securities of companies in the healthcare sector. The profitability of companies in the healthcare sector may be significantly impacted by extensive government regulation, restrictions on government reimbursement for medical expenses and rising costs of medical products and services. Many healthcare companies are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.

Index Correlation/Tracking Risk — There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio to remain consistent with its investment objective. The Fund may have difficulty achieving its investment objective due to fees, expenses, transactions costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities held by the Fund. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective. In addition, the Fund’s holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its investment objective.

Large-Cap Stock Risk — To the extent the Fund invests in large capitalization stocks, the Fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

Market Risk — The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s NAV and total return may fluctuate more or fall greater in times of weaker markets than a conventional diversified fund.

Regulatory Risk — The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.

Replication Strategy Risk — The Fund may be exposed to additional market risk because of its investment strategy of investing principally in the securities included in the Index. As a result, securities held by the Fund will generally not be bought or sold in response to market fluctuations and may be concentrated in a particular industry if the Index is so concentrated. Therefore, the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the Index.

Small- and Mid-Capitalization Company Risk — Investing in the securities of small- and/or mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in more-established, larger capitalization companies. Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few

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security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.

Special Risks of Exchange-Traded Funds

Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable, such as extraordinary market volatility or other reasons. There can be no assurance that Shares will continue to meet the listing requirements of the exchange on which it trades, and the listing requirements may be amended from time to time.

Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on an exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained. There may, however, be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The Fund’s investment results are measured based upon the NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund. There is no guarantee that an active secondary market will develop for Shares of the Fund.

Fund Performance

No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxioninvestments.com/etf-perform or by calling the Fund toll free at 1-866-476-7523.

Management

Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager. Paul Brigandi, the Fund’s Portfolio Manager, is primarily responsible for the day-to-day management of the Fund and has served in this role since the Fund’s inception.

Purchase and Sale of Fund Shares

The Fund’s shares are not individually redeemable. The Fund will issue and redeem Shares only to Authorized Participants (typically, broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares. Retail investors may only purchase and sell Fund Shares on a national securities exchange through a broker-dealer and may incur brokerage costs. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Adviser may pay the intermediary for educational programs, the development of technology platforms and reporting systems or other administrative services related to the Fund. Ask your salesperson or visit your financial intermediary’s website for more information.

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